EXHIBIT 99.1

Wendy's
HAMBURGERS
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Second Quarter 2009
Earnings Call
August 6, 2009

Wendy's
HAMBURGERS
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Opening Comments
John Barker
SVP and Chief Communications Officer

■  Second Quarter Highlights and Outlook - Roland Smith
 − Business Overview
 − 2nd Quarter Financial Highlights
 − Key Profit Drivers
 − Outlook
■  Financial Results - Steve Hare
 − Consolidated Financial Overview
 − Brand Financials
 − G&A Savings Comparison
 − Debt
 − Board Actions
■ Brand Updates and Growth Opportunities - Roland Smith
■  Q&A
Today’s earnings release and financial statements are available on the
Investor Relations section of our website at www.wendysarbys.com.
Agenda

Wendy’s/Arby’s Group Reported Today:
■ Q2 and YTD Results
 − Q2 2009 and YTD are not comparable to 2008 due to the merger
■ Balance Sheet Highlights
■ Adjusted EBITDA Compared to Pro-forma Adjusted
 EBITDA
■ Pro-forma Results for 2008 by Quarter
 − Available on our website and Form 8-K
■ Selected Financial Highlights for Each Brand
■ Form 10-Q
Second Quarter 2009

Forward-Looking Statements and
Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-
looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our most recent earnings press release and in the “Special
Note Regarding Forward-Looking Statements and Projections” and “Risk
Factors” sections of our most recent Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the Appendix to this presentation, and are included in the earnings release and posted on the
Investor Relations section of our website.

Wendy's
HAMBURGERS
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Second Quarter 2009 Highlights
Roland Smith
President & Chief Executive Officer

■ Strong Q2 Earnings Growth
 − 13.2% growth in adjusted EBITDA*
■ Building Momentum in the Wendy’s Brand
 − 370 basis points company-operated margin improvement in Q2
 − Strong new product pipeline
■ Sequential Quarterly Improvement in Arby’s Same-Store Sales
■ Key Profit Drivers
 − On track to achieve G&A savings goal of $60 million on an annualized basis by end of 2011 and beginning to work on additional cost saving opportunities
 − On track to generate $100 million in incremental annual EBITDA by improving Wendy’s restaurant margins by 500 bps by end of 2011
■ Growth Opportunities in International and Dual Branding
*See Appendix.
Business Overview

0.6%
-0.1%
-1.2%
Company
Company excl Breakfast
Franchise

Wendy’s Q2 2009 Highlights
North America Same-Store Sales
■ Same-store sales at company-operated restaurants were
 +0.6%, excluding breakfast effect

Wendy’s Q2 2009 Highlights
Restaurant Margin
■ Company-operated margin was +370 bps vs. year ago, without benefit of commodities
Q2 2008
Q2 2009

Arby’s Q2 2009 Highlights
North America Company Same-Store Sales
■ Same-store sales at company-operated restaurants improved
 sequentially from Q1 2009 and Q4 2008
■ Company-operated margin declined 100 bps from a year ago,
 but improved versus Q1 2009 of 14.2%
Restaurant Margin
Q1 2009
Q2 2009
14.2%
14.9%
-10.6%
-8.0%
-5.8%
Q4 2008
Q1 2009
Q2 2009

▪ 2009 goal was 160-180 bps improvement
▪ Delivered +370 bps improvement in Q2 and +240 bps YTD
▪ Expect commodities improvement in the second half, but less benefit from pricing
▪ Now expect to exceed 200 bps improvement for FY 2009
Original Margin Improvement Targets by Year
150-170 bps
2008 2009 2010 2011 2011
 Target Target Target Target
11.7%
16.7%
160-180 bps
160-180 bps
Wendy’s Restaurant Margin

2008
2009
2010
2011
$25 million
$35-45 million
$60 million Target
Additional
Savings
■ $25 million in savings were achieved on an annualized basis by the end of 2008
■ On track to achieve additional $10 to $20 million of targeted savings in 2009 ($35-45 million by YE 2009)
■ Key projects under way
 − Implementing Shared Services Center
 − Completing IT rationalization projects
■ Beginning to work on additional cost saving opportunities
On Track to Achieve Cost Savings Goal of
$60 Million through Synergies and Efficiencies

■ EBITDA Goal
 − Average annual adjusted EBITDA growth in the mid-teens through
 2011
■ 2009 Update
 − Expect to exceed 200 bps improvement in Wendy’s margin
 − G&A synergies and efficiencies ahead of schedule
 − Arby’s turnaround slower than anticipated
 − Expect mid-teens adjusted EBITDA growth in 2009

Financial Outlook

Wendy's
HAMBURGERS
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Financial Overview

Steve Hare
Chief Financial Officer

($ in Millions, except per share amounts)

	Q2 2009	Impact of Special Expense Items	
Revenues	$ 912.7		
Costs and expenses:			
Cost of sales	686.5		
General and administrative	112.7	$ (4.3)	Integration costs
Depreciation and amortization	44.7		
Impairment of long-lived assets	8.7	(8.7)	Impairment
Facilities relocation and corporate restructuring	3.0	(3.0)	Integration costs
Other operating expense, net	0.6		
	856.2	(16.0)	
Operating profit	56.5		
Interest expense	(31.1)		
Investment expense, net	(2.8)	(3.2)	Investment-related costs
Investment losses	(0.8)	(0.8)	Investment losses
Other income, net	1.6		
Income before income taxes	23.4	(20.0)	
(Provision for) income taxes	(8.5)	7.6	
Net income	$ 14.9	$ (12.4)	
Basic and diluted income per share	$ 0.03	$ (0.03)

Q2 Consolidated Operating Results

($ in Millions)

	Q2 2009	Pro-Forma Q2 2008
EBITDA	$ 109.9	$ 93.5
Plus:		
Facilities relocation and corporate restructuring	3.0	1.4
Integration costs in G&A	4.3	-
Wendy's special committee charges	-	8.6
Adjusted EBITDA	$ 117.2	$ 103.5
Adjusted EBITDA % Growth	13.2%

*See Appendix.
Q2 EBITDA and Adjusted EBITDA*

($ in Millions)	Q2 2009	Pro-Forma Q2 2008*
Operating Results:		
Net Sales	$ 539	$ 556
Royalty & Franchise Revenues	76	76
Total Revenue	$ 615	$ 632
N. America System SSS	(0.4)%	1.1%
Restaurant Margin	15.9%	12.2%
Restaurant Count:		
Company-Owned	1,395	1,402
Franchised	5,213	5,223
Total	6,608	6,625

*See Appendix.
Q2 Wendy’s Operating Results

($ in Millions)

	Q2 2009	Q2 2008
Operating Results:		
Net Sales	$ 277	$ 291
Royalty & Franchise Revenues	21	22
Total Revenue	$ 298	$ 313
N. America System SSS	(6.9)%	(3.2)%
Restaurant Margin	14.9%	15.9%
Restaurant Count:		
Company-Owned	1,170	1,169
Franchised	2,575	2,550
Total	3,745	3,719

Q2 Arby’s Operating Results

($ in Millions)	
Pro-Forma G&A FY 2008	$ 455
Less: Integration Costs in G&A	(2)
Add: Bonus Accrual	29
Synergies Achieved in Q4	6
2008 Baseline G&A	$ 488
1H-2009 Actual G&A	$ 223
Annualized 1H-2009 G&A*	445-455
Less: Integration Costs in G&A	(10)
2009 Comparable G&A	$ 435-445
G&A Savings	$ 43-53

*Excludes 53rd week
G&A Savings Methodology -
2009 vs. 2008

■ Issued by Wendy’s/Arby’s Restaurants, LLC in June 2009
■ Priorities for Use of Proceeds
 – $132.5 million used to Reduce Bank Borrowings
 − Strategic Growth Initiatives
 • Breakfast
 • Dual Branding
 • International Expansion
 − Stock Repurchases
$565 Million Senior Unsecured Notes

($ in Millions)

	June 28, 2009	Dec. 28, 2008
Total Debt	$ 1,532.3	$ 1,111.6
Cash and Cash Equivalents	616.0	90.1
Net Debt	$ 916.3	$ 1,021.5
Total Debt / EBITDA*	4.0x	
Net Debt / EBITDA*	2.4x

*Represents trailing twelve month pro-forma adjusted EBITDA.
Debt Capitalization

■ $50 Million Stock Repurchase Program
 − In effect through end of FY 2010
 − Allows repurchases as market conditions warrant
■ Quarterly Dividend
 − $0.015 per share
 − Payable on September 15, 2009 to stockholders of record as of September 1, 2009
Recent Board Actions

Brand Updates and
Growth Opportunities
Roland Smith
President & Chief Executive Officer

WENDY'S ARBY'S GROUP

New
Sweet & Spicy
Asian Chicken
Experience 5-star taste!

New!
Honey BBQ
Boneless Wings
New!
BOLD BUFFALO
Boneless Wings

■ Launched Boneless Wings in June
■ Produced all-time record sales week for company-
 operated restaurants in late June
■ July same-store sales at company-operated restaurants
 increased approximately 2.0%
Re-Energizing the Wendy’s Brand

Try the New
Bacon Deluxe.
NEW
THICK-CUT
APPLEWOOD SMOKED
BACON

■ Introducing a premium cheeseburger in Q4
■ Unveiling new advertising campaign in Q4
■ Selected The Kaplan Thaler Group as lead advertising agency
Re-Energizing the Wendy’s Brand

WENDY'S ARBY'S GROUP

Zagat names Wendy's #1
in the 2009 Fast Food Survey.
(Said another way, it's like we're
waaaay better than fast food.)
ZAGAT #1 FOOD
ZAGAT #1 FACILITIES
ZAGAT #1 OVERALL
QUALITY IS OUR RECIPE

Wendy's
OLD FASHIONED HAMBURGERS
Consumer
Reports®

“French-fry face-off”
#1
Re-Energizing the Wendy’s Brand

WENDY'S
ARBY'S
GROUP

ARBY'S
FAMILY
& FRIENDS
FEAST!
REGULAR ROAST BEEF SANDWICHES
5
FOR
$5
OR
ADD SMALL SOFT DRINKS OR SMALL FRIES FOR
$1
EACH

■ Continue to leverage brand equity in
 premium roast beef
 − Promoted BBQ Bacon Cheddar
 RoastburgerTM Combo in July
 − July same-store sales improved to
 approximately -4.7%
■ Add “Everyday Value”
 − 5 for $5 Family & Friends Feast
 − Five full-sized sandwiches with fries and
 a drink for $5
$5 Combos
BBQ Roastburger
Arby’s: Balancing Premium
and Value

Al Jammaz Group

- Exploring opportunities for company store development

■ Wendy’s and Arby’s are under-penetrated in
 international markets vs. QSR peers
■ Recently announced new franchise
 development agreements:
 − 35 Wendy’s in Singapore (Kopitiam Group)
 − 135 dual-branded units in the Middle East
 (Al Jammaz Group)
Latin America/Caribbean
14 countries, 16 franchisees
Canada
United States
373 Wendy’s
113 Arby’s
5,883 Wendy’s
3,622 Arby’s
202 Wendy’s
Asia/Pacific
6 countries, 6 franchisees
150 Wendy’s
Europe/Middle East
3 countries, 2 franchisees
10 Arby’s
International Growth Opportunity

WENDY'S ARBY'S GROUP

Wendy's
Wendy's
Arby's
welcome

■ Higher Sales Volumes
 and Greater ROI
■ Three Opportunities:
 − International
 − U.S.
 − Conversions
■ Initial Units:
 − Middle East
 − Atlanta (three)
Artist rendering (not actual restaurant)
Dual Branding Opportunity

■ Strong Earnings Growth
 − 13.2% growth in adjusted EBITDA
■ Building Momentum in the Wendy’s Brand
 − 370 basis points company-operated margin improvement in Q2
 − Strong new product pipeline
■ Sequential Quarterly Improvement in Arby’s Same-Store Sales
■ Key Profit Drivers on Track
■ Growth Opportunities in Breakfast, International and Dual
 Branding
■ Average Annual Adjusted EBITDA Growth in the Mid-Teens in
 2009 and through 2011
Summary

www.wendysarbys.com
Q&A

Appendix

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation of EBITDA and a Reconciliation of EBITDA to Net Income (Loss) Compared to Pro-forma[1] 2008 Results

(In Thousands) (Unaudited)	Second Quarter 2009	Second Quarter Pro-Forma 2008	Six Months 2009	Six Months Pro-Forma 2008
EBITDA	$ 109,894	$ 93,468	$ 182,370	$ 160,715
Depreciation and amortization	(44,687)	(46,724)	(96,349)	(94,359)
Impairment of long-lived assets	(8,700)	(1,363)	(15,580)	(1,565)
Operating profit	56,507	45,381	70,441	64,791
Interest expense	(31,065)	(24,913)	(53,214)	(49,449)
Investment (expense) income, net	(2,793)	(3,383)	(4,587)	486
Other than temporary losses on investments	(789)	(3,500)	(3,916)	(71,586)
Other income (expense), net	1,581	1,320	(1,016)	(3,476)
Income (loss) from before income taxes	23,441	14,905	7,708	(59,234)
(Provision for) benefit from income taxes	(8,549)	(2,486)	(3,740)	6,570
Net income (loss)	$ 14,892	$ 12,419	$ 3,968	$ (52,664)

[1]**Additional Information Online**

The Company's quarterly pro-forma data for 2008 is now available online on the company's website at http://ir.wendysarbys.com/phoenix.zhtml?c=67548&p=irol-reportsnongaap. The unaudited pro-forma financial information is based upon the historical consolidated financial statements of Wendy's/Arby's Group, Inc. (formerly Triarc Companies, Inc.) and Wendy's International, Inc. and have been prepared to illustrate the effect of the merger in which Wendy's became a wholly owned subsidiary of Wendy's/Arby's. The pro-forma results of operations are prepared on an "as if" basis assuming the merger with Wendy's occurred at the beginning of 2008 and includes the effect of the revised preliminary purchase price allocation as of June 28, 2009.

Reconciliation of EBITDA to Adjusted EBITDA

(In Thousands) (Unaudited)	Second Quarter		Six Months	
	2009	Pro-Forma 2008	2009	Pro-Forma 2008
EBITDA	$ 109,894	$ 93,468	$ 182,370	$ 160,715
Plus:				
Facilities relocation and corporate restructuring	3,013	1,446	7,174	2,587
Integration costs in general and administrative	4,266	-	7,917	-
Special committee charges	-	8,566	-	15,223
Adjusted EBITDA	$ 117,173	$ 103,480	$ 197,461	$ 178,525
Adjusted EBITDA Growth %	13.2%		10.6%	

[1]**Additional Information Online**

The Company's quarterly pro-forma data for 2008 is now available online on the company's website at http://ir.wendysarbys.com/phoenix.zhtml?c=67548&p=irol-reportsnongaap. The unaudited pro-forma financial information is based upon the historical consolidated financial statements of Wendy's/Arby's Group, Inc. (formerly Triarc Companies, Inc.) and Wendy's International, Inc. and have been prepared to illustrate the effect of the merger in which Wendy's became a wholly owned subsidiary of Wendy's/Arby's. The pro-forma results of operations are prepared on an "as if" basis assuming the merger with Wendy's occurred at the beginning of 2008 and includes the effect of the revised preliminary purchase price allocation as of June 28, 2009.